SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 7, 2003

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    OTHER EVENTS.

On August 6, 2003, the board of directors of Turnstone Systems, Inc. (the “Company”) announced a special cash distribution to stockholders of $2.77 per common share, or such lesser amount as the board of directors may determine to be appropriate. The Company will seek stockholder ratification of the proposed special distribution at the Company’s 2003 annual meeting of stockholders.

The Company’s board of directors also approved a plan of complete liquidation and dissolution of the Company and intends to seek stockholder approval of such plan at the Company’s 2003 annual meeting of stockholders.

Attached and incorporated by reference herein are a plan of complete liquidation and dissolution of the Company and a press release dated August 7, 2003, regarding the foregoing matters.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

2.3	Plan of Complete Liquidation and Dissolution of Turnstone Systems, Inc.

99.1	Press Release, dated August 7, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Systems, Inc.
(Registrant)

Date:	August 7, 2003	By:	/s/ Richard N. Tinsley
(Signature)
Richard N. Tinsley
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.3	Plan of Complete Liquidation and Dissolution of Turnstone Systems, Inc.

99.1	Press Release, dated August 7, 2003